COMMUNITY BANKS, INC. & SUBSIDIARIES
                                  ------------------------------------
                                     Fiscal Insight - JUNE 30, 2003
                                     ------------------------------



                                            KEY RATIOS
                                            ----------


                                                                       2003                         2002
 -----------------------------------------------------------------------------------------------------------------------
                                                                Second     First    Fourth    Third    Second
                                                                Quarter    Quarter  Quarter  Quarter   Quarter    Annual
 -----------------------------------------------------------------------------------------------------------------------
 Earnings per share - basic (1)                                $   0.52   $  0.53   $  0.48  $  0.49   $  0.48   $  1.90
 Earnings per share - diluted (1)                              $   0.50   $  0.52   $  0.47  $  0.48   $  0.46   $  1.86
 Return on average assets                                         1.12%     1.21%     1.13%    1.17%     1.19%     1.17%
 Return on average equity                                        14.62%    15.82%    14.46%   15.09%    16.25%    15.46%
 Return on average realized equity (2)                           15.68%    16.70%    15.14%   15.61%    15.65%    15.62%

 Net interest margin                                              3.49%     3.68%     3.65%    3.78%     3.76%     3.78%
 Non-interest income/revenues (FTE excluding security gains)     23.56%    18.64%    18.51%   16.83%    20.95%    18.70%
 Provision for loan losses/average loans (annualized)             0.25%     0.18%     0.26%    0.22%     0.29%
 Efficiency ratio                                                59.89%    60.00%    59.09%   55.04%    58.11%    56.81%

 Non-performing assets to period-end loans                        1.16%     1.17%     1.17%    1.03%     1.08%
 90 day past due loans to period-end loans                        0.01%     0.01%     0.11%    0.08%     0.11%
                                                                    -----------------------------------------------
 Total risk elements to period-end loans                          1.17%     1.18%     1.28%    1.11%     1.19%
                                                                    ===============================================

 Allowance for loan losses to loans                               1.29%     1.35%     1.36%    1.41%     1.43%
 Allowance for loan losses to
         non-accrual loans                                         115%      123%      131%     148%      139%
 Net charge-offs/average loans (annualized)                       0.14%     0.04%     0.45%    0.16%     0.22%

 Equity to assets                                                 7.71%     7.40%     7.69%    7.87%     7.66%


 (1) Per share data has been restated to reflect stock dividends, including the 5% dividend paid April 30, 2003
 (2) Excludes other comprehensive income items


                                       1
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                                    PER SHARE STATISTICS *
                                    ----------------------

 Diluted Earnings per Share
 --------------------------------------------------------------------------------------------------------------
                                             Fourth         Third        Second          First
                                             Quarter       Quarter       Quarter        Quarter         Total
 --------------------------------------------------------------------------------------------------------------
 2003                                                                   $   0.50       $    0.52      $    1.02
 2002                                       $   0.47      $   0.48      $   0.46       $    0.45      $    1.86
 2001                                       $   0.45      $   0.44      $   0.41       $    0.08      $    1.38
 --------------------------------------------------------------------------------------------------------------

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



 Average Diluted Shares Outstanding
 --------------------------------------------------------------------------------------------------------------
                                              Fourth         Third        Second          First      Average for
                                              Quarter       Quarter       Quarter        Quarter         Year
 --------------------------------------------------------------------------------------------------------------
 2003                                                                      9,868           9,822          9,842
 2002                                          9,847         9,913         9,951           9,944          9,914
 2001                                          9,978         9,928         9,909           9,697          9,890
 --------------------------------------------------------------------------------------------------------------

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



 Book Value per Share
 -----------------------------------------------------------------------------------------------
                                              Fourth        Third         Second          First
                                Quarter      Quarter        Quarter        Quarter
 -----------------------------------------------------------------------------------------------
 2003                                                                   $  14.77       $   13.64
 2002                                       $  13.44      $  13.30      $  12.56       $   11.42
 2001                                       $  11.40      $  11.76      $  11.42       $   11.12

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


 Realized Book Value per Share (excludes other comprehensive income items)
 -----------------------------------------------------------------------------------------------
                                             Fourth        Third         Second          First
                                             Quarter       Quarter       Quarter        Quarter
 -----------------------------------------------------------------------------------------------
 2003                                                                   $  13.36       $   13.02
 2002                                       $  12.76      $  12.51      $  12.30       $   12.03
 2001                                       $  11.82      $  11.53      $  11.24       $   10.98



 * Per share data has been restated to reflect stock dividends, including the 5% dividend paid April 30, 2003


                                       2
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                                     QUARTER END INFORMATION
                                     -----------------------

 (dollars in thousands)                                          2003                                 2002
 ----------------------------------------------------------------------------------------------------------------------------
                                                        Second         First         Fourth          Third          Second
                                                        Quarter       Quarter        Quarter         Quarter        Quarter
 ----------------------------------------------------------------------------------------------------------------------------
 Loans, net                                          $    991,145  $    928,077   $    892,225    $    891,845   $    870,400
 Earning assets                                         1,722,320     1,662,218      1,576,269       1,529,569      1,492,394
 Goodwill and identifiable intangible assets                2,446         1,741          1,760           1,778          1,060
 Total assets                                           1,842,683     1,767,944      1,679,898       1,626,828      1,591,409
 Deposits                                               1,194,225     1,146,143      1,132,913       1,115,395      1,113,676
 Long-term debt                                           319,112       319,823        320,533         295,771        300,778
 Subordinated debentures                                   15,000        15,000         15,000               -              -
 Total shareholder's equity                               142,062       130,838        129,162         128,050        121,862
 Accumulated other comprehensive income (net of tax)       13,624         5,972          6,538           7,680          2,502
 ----------------------------------------------------------------------------------------------------------------------------


                                       3
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             CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
             ----------------------------------------------------------------

 (dollars in thousands)                                    2003                                   2002
 --------------------------------------------------------------------------------------------------------------------------
                                                   Second         First           Fourth          Third           Second
                                                   Quarter       Quarter          Quarter        Quarter         Quarter
 --------------------------------------------------------------------------------------------------------------------------
 Assets
 Earning Assets:
 Loans                                         $    979,173   $    915,652   $    906,574    $    900,484     $    886,266
 Federal funds sold and other                         4,591          4,680          3,726          13,570           35,500
 Taxable investment securities                      483,410        488,680        434,243         397,015          347,436
 Tax-exempt investment securities                   211,985        197,524        196,272         198,165          196,831
 --------------------------------------------------------------------------------------------------------------------------
 Total Earning Assets                             1,679,159      1,606,536      1,540,815       1,509,234        1,466,033



 Cash and due from banks                             37,945         32,430         32,775          41,520           39,166
 Allowance for loan losses                          (12,859)       (12,642)       (12,636)        (12,900)         (12,820)
 Goodwill and other identifiable intangibles          2,155          1,753          1,769           1,279            1,026
 Premises, equipment and other assets                72,985         74,807         71,136          64,841           69,059
 -------------------------------------------------------------------------------------------- -----------------------------
 Total assets                                  $  1,779,385   $  1,702,884   $  1,633,859    $  1,603,974     $  1,562,464
 --------------------------------------------------------------------------------------------------------------------------

 Liabilities and equity
 Interest-bearing liabilities:
 Deposits
   Savings                                     $    386,797   $    356,668   $    334,036    $    328,699     $    319,783
   Time                                             498,676        503,995        506,896         511,917          501,934
   Time deposits greater than $100,000              115,359        109,336        117,557         101,360          110,153
 Short-term borrowings                              125,384         96,119         59,110          56,955           40,010
 Long-term debt                                     334,550        335,263        313,257         295,827          301,025
 --------------------------------------------------------------------------------------------------------------------------
 Total interest-bearing liabilities               1,460,766      1,401,381      1,330,856       1,294,758        1,272,905

 Noninterest-bearing deposits                       169,220        158,128        161,639         172,523          162,962
 Other liabilities                                   12,910         12,575         14,138          12,098           12,604
 --------------------------------------------------------------------------------------------------------------------------
 Total liabilities                                1,642,896      1,572,084      1,506,633       1,479,379        1,448,471
 --------------------------------------------------------------------------------------------------------------------------

 Shareholders' equity                               136,489        130,800        127,226         124,595          113,993
 --------------------------------------------------------------------------------------------------------------------------
 Total liabilities and
     shareholders' equity                      $  1,779,385   $  1,702,884   $  1,633,859    $  1,603,974     $  1,562,464
 --------------------------------------------------------------------------------------------------------------------------

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




                              Change in Average Balances *
 --------------------------------------------------------------------------------------------------------------------------

                                                              2003                                 2002
 --------------------------------------------------------------------------------------------------------------------------
                                                     Second          First         Fourth          Third            Second
                                                     Quarter        Quarter        Quarter         Quarter          Quarter
 --------------------------------------------------------------------------------------------------------------------------
 Loans                                                10.5%           6.4%           6.3%            6.6%             6.6%
 Total assets                                         13.9%          12.0%           9.9%           12.9%            14.1%
 Deposits                                              6.9%           8.7%          12.2%           10.6%            12.7%
 Shareholders' equity                                 19.7%          10.9%           9.2%           10.4%             5.0%
 --------------------------------------------------------------------------------------------------------------------------

 * Compares the current quarter to the comparable quarter of the prior year.


                                       4
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                          CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                          -------------------------------------------

 (dollars in thousands)                              2003                                         2002
 -----------------------------------------------------------------------------------------------------------------------------
                                            Second          First          Fourth         Third          Second
                                            Quarter        Quarter         Quarter       Quarter         Quarter      Annual
 -----------------------------------------------------------------------------------------------------------------------------
 Interest income                         $     23,723    $    23,771     $  23,965     $   24,413     $    24,215    $  96,700
 Tax equivalent adjustment                      1,589          1,518         1,447          1,446           1,418        5,788
 -----------------------------------------------------------------------------------------------------------------------------

                                               25,312         25,289        25,412         25,859          25,633      102,488
 Interest expense                              10,694         10,698        11,233         11,465          11,876       46,212
 -----------------------------------------------------------------------------------------------------------------------------


 Net interest income                           14,618         14,591        14,179         14,394          13,757       56,276
 Provision for loan losses                        600            400           600            500             650        3,350
 -----------------------------------------------------------------------------------------------------------------------------


 Net interest income after provision           14,018         14,191        13,579         13,894          13,107       52,926
 Non-interest income                            4,061          2,916         2,795          2,602           3,544       11,720
 Investment security gains                        500          1,047           434             64              18        1,034
 Gains on loan sales                              445            426           425            310             101        1,221
 Non-interest expenses                         11,389         10,789        10,287          9,563          10,027       39,300
 -----------------------------------------------------------------------------------------------------------------------------


 Income before income taxes                     7,635          7,791         6,946          7,307           6,743       27,601
 Income taxes                                   1,070          1,172           863          1,121             706        3,367
 Tax equivalent adjustment                      1,589          1,518         1,447          1,446           1,418        5,788
 -----------------------------------------------------------------------------------------------------------------------------

 NET INCOME                              $      4,976    $     5,101     $   4,636     $    4,740     $     4,619    $  18,446
 -----------------------------------------------------------------------------------------------------------------------------

 Tax effect of security transactions     $        175    $       366     $     152     $       22      $        6    $     362
 -----------------------------------------------------------------------------------------------------------------------------



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                                   ANALYSIS OF NON-INTEREST INCOME
                                   -------------------------------

 (dollars in thousands)                                 2003                             2002
 ---------------------------------------------------------------------------------------------------------------
                                                  Second      First     Fourth     Third      Second
                                                  Quarter    Quarter   Quarter     Quarter   Quarter      Annual
 ---------------------------------------------------------------------------------------------------------------


 Investment management and trust services       $    333    $   317   $   228    $    260   $   304     $    993
 Service charges on deposit accounts               1,295      1,041       932         932       816        3,440
 Other service charges, commissions and fees         776        754       616         568       636        2,471
 Insurance premium income and commissions            848        410       503         331       652        2,016
 Other income                                        809        394       516         511     1,136        2,800
 ---------------------------------------------------------------------------------------------------------------

 Total non-interest income                      $  4,061    $ 2,916   $ 2,795    $  2,602   $ 3,544     $ 11,720
 ---------------------------------------------------------------------------------------------------------------





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

                                   ANALYSIS OF NON-INTEREST EXPENSES
                                   ---------------------------------

 (dollars in thousands)                                 2003                             2002
 ---------------------------------------------------------------------------------------------------------------
                                                  Second      First     Fourth      Third     Second
                                                  Quarter    Quarter   Quarter     Quarter   Quarter      Annual
 ---------------------------------------------------------------------------------------------------------------

 Salaries and employee benefits                 $  6,276    $ 5,900   $ 5,668    $  5,638   $ 5,178     $ 21,636
 Net occupancy expense                             1,778      1,766     1,718       1,528     1,609        6,051
 Other operating expenses                          3,335      3,123     2,901       2,397     3,240       11,613
  ---------------------------------------------------------------------------------------------------------------

 Total non-interest expenses                    $ 11,389    $10,789   $10,287    $  9,563   $10,027     $ 39,300
 ---------------------------------------------------------------------------------------------------------------


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                                  RISK ELEMENTS ANALYSIS
                                  ----------------------

 (dollars in thousands)                                    2003                             2002
 -----------------------------------------------------------------------------------------------------------------
                                                    Second         First       Fourth        Third         Second
                                                    Quarter       Quarter      Quarter       Quarter       Quarter
 -----------------------------------------------------------------------------------------------------------------

 Non-performing assets:
    Non-accrual loans                           $    11,281   $    10,263    $   9,393    $    8,640    $    9,094
    Troubled debt restructurings                          -             -            -             -             -
    Other real estate                                   359           729        1,183           684           411
 -----------------------------------------------------------------------------------------------------------------


 Total non-performing assets                         11,640        10,992       10,576         9,324         9,505
 Accruing loans 90 days or more past due                 61           105          961           691           981
 -----------------------------------------------------------------------------------------------------------------

 Total risk elements                            $    11,701   $    11,097    $  11,537    $   10,015    $   10,486
 -----------------------------------------------------------------------------------------------------------------




 Non-performing assets to period-end loans            1.16%         1.17%        1.17%         1.03%         1.08%
 -----------------------------------------------------------------------------------------------------------------

 90 day past due loans to period-end loans            0.01%         0.01%        0.11%         0.08%         0.11%
 ------------------------------------------------------------------------------ ----------------------------------

 Total risk elements to period-end loans              1.17%         1.18%        1.28%         1.11%         1.19%
 -----------------------------------------------------------------------------------------------------------------


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                              ALLOWANCE FOR LOAN LOSSES
                              -------------------------

 (dollars in thousands)                               2003                               2002
 --------------------------------------------------------------------------------------------------------------
                                             Second          First         Fourth        Third         Second
                                             Quarter        Quarter        Quarter      Quarter        Quarter
 --------------------------------------------------------------------------------------------------------------


 Balance at beginning of period            $    12,653     $  12,343     $   12,769    $  12,626     $   12,462
 Loans charged off                                (504)         (292)        (1,557)        (577)          (584)
 Recoveries                                        173           202            531          220             98
 --------------------------------------------------------------------------------------------------------------

 Net loans charged off                            (331)          (90)        (1,026)        (357)          (486)
 --------------------------------------------------------------------------------------------------------------
 Provision for loan losses                         600           400            600          500            650
 --------------------------------------------------------------------------------------------------------------
 Balance at end of period                  $    12,922     $  12,653     $   12,343    $  12,769     $   12,626
 -------------------------------------------------------------------------------------------------------------



 Net loans charged-off to average loans*         0.14%         0.04%          0.45%        0.16%          0.22%
 --------------------------------------------------------------------------------------------------------------
 Provision for loan losses to average loans*     0.25%         0.18%          0.26%        0.22%          0.29%
 --------------------------------------------------------------------------------------------------------------
 Allowance for loan losses to loans              1.29%         1.35%          1.36%        1.41%          1.43%
 --------------------------------------------------------------------------------------------------------------

 *Annualized


                                       8
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                                OTHER RATIOS
                                ------------

                                                                    2003                            2002
 --------------------------------------------------------------------------------------------------------------------
                                                           Second           First       Fourth      Third     Second
                                                           Quarter         Quarter      Quarter    Quarter    Quarter
 --------------------------------------------------------------------------------------------------------------------

 Investment portfolio - market to amortized cost            103.4%          101.6%       101.9%     102.2%     101.0%
 Dividend payout ratio                                       38.6%           35.9%        39.5%      35.1%      36.0%
 Net loans to deposits ratio, average                        82.9%           80.4%        80.1%      79.9%      79.8%
 --------------------------------------------------------------------------------------------------------------------

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




                        MARKET PRICE AND DIVIDENDS DECLARED
                        -----------------------------------


 ----------------------------------------------------------------------------------------------

                                                       Closing Bid Price Range*      Dividends
                                                   --------------------------------
                         Quarter                            High            Low      Declared *
 ----------------------------------------------------------------------------------------------

 2003
 ----------------------------------------------------------------------------------------------
                            I                              $ 28.36         $ 26.20     $ 0.1905
                            II                             $ 30.00         $ 27.86     $ 0.2000
 ----------------------------------------------------------------------------------------------

                                                                                       $ 0.3905
 ----------------------------------------------------------------------------------------------


 2002
 ----------------------------------------------------------------------------------------------
                            I                              $ 26.43         $ 23.19     $ 0.1524
                            II                             $ 28.29         $ 24.33     $ 0.1714
                            III                            $ 26.37         $ 22.76     $ 0.1714
                            IV                             $ 27.62         $ 24.74     $ 0.1905
 ----------------------------------------------------------------------------------------------

                                                                                       $ 0.6857
 ----------------------------------------------------------------------------------------------


 2001
 ----------------------------------------------------------------------------------------------
                            I                              $ 19.85         $ 18.48     $ 0.1524
                            II                             $ 27.07         $ 19.14     $ 0.1524
                            III                            $ 27.03         $ 19.59     $ 0.1524
                            IV                             $ 24.72         $ 22.04     $ 0.1524
 ----------------------------------------------------------------------------------------------

                                                                                       $ 0.6096
 ----------------------------------------------------------------------------------------------


 * Restated to reflect stock dividends, including the 5% dividend paid April 30, 2003


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